                                                                    EXHIBIT 4.1



                                                               EXECUTION VERSION

                            COX COMMUNICATIONS, INC.

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                   AS TRUSTEE

                   ------------------------------------------

                         SEVENTH SUPPLEMENTAL INDENTURE

                          Dated as of December 15, 2004

                   -------------------------------------------

                             Supplement to Indenture

                            Dated as of June 27, 1995

                   -------------------------------------------

               Creating three series of Debt Securities designated

                          Floating Rate Notes due 2007

                              4.625% Notes due 2010

                              5.450% Notes due 2014

            SEVENTH SUPPLEMENTAL INDENTURE, dated as of the 15th day of December, 2004 between COX COMMUNICATIONS, INC., a corporation existing under the laws of the State of Delaware, having its principal executive office located at 1400 Lake Hearn Drive, NE, Atlanta, Georgia 30319 (the "Company"), and THE BANK OF NEW YORK TRUST COMPANY, N.A., a New York banking corporation, having its Corporate Trust Office located at 101 Barclay Street, Floor 21 West, New York, New York 10286, as trustee (the "Trustee");

            WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of June 27, 1995 (the "Original Indenture" and, as amended by this Supplemental Indenture, the "Indenture"), providing for the issuance by the Company from time to time of its debentures, notes, bonds or other evidences of indebtedness (in the Original Indenture and herein called the "Debt Securities"), unlimited as to principal amount, to be issued in one or more series;

            WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Supplemental Indenture to the Original Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, three new series of Debt Securities designated as its "Floating Rate Notes due 2007" in the initial aggregate principal amount of $500,000,000 (the "Floating Rate Notes"), the "4.625% Notes due 2010" in the initial aggregate principal amount of $1,250,000,000 (the "2010 Notes") and the "5.450% Notes due 2014" in the initial aggregate principal amount of up to $1,250,000,000 ( the "2014 Notes" and, together with the Floating Rate Notes and the 2010 Notes, the "Notes");

            WHEREAS, Section 9.01 of the Original Indenture provides, among other things, that the Company, when authorized by Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 2.03 of the Original Indenture;

            WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee and issued upon the terms and subject to the conditions hereinafter and in the Original Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

            NOW, THEREFORE, THIS SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the form and terms of the series of Debt Securities designated as the "Floating Rate Notes due 2007," the "4.625% Notes due 2010" and the "5.450% Notes due 2014" and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

                                                               EXECUTION VERSION

                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

            SECTION 101 Definitions. For all purposes of the Original Indenture and this Supplemental Indenture relating to three series of Debt Securities (consisting of the Notes) created hereby, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article have the meanings assigned to them in this Article. Each capitalized term that is used in the Original Indenture and this Supplemental Indenture but not defined herein shall have the meaning specified in the Original Indenture.

            "Agent Members" has the meaning specified in Section 209(e)(v).

            "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Note, in each case to the extent applicable to such transaction and as in effect from time to time.

            "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York are authorized or required by law, regulation or executive order to close.

            "Calculation Agent" is the Bank of New York Trust Company, N.A. until such time as a successor agent is appointed by the Company at its discretion and without notice.

            "cash" means U.S. legal tender.

            "Certificated Notes" means a note required to bear the Legend set forth on the forms of the Note attached as Exhibits A-1 through A-3 to this Supplemental Indenture.

            "Clearstream" means Clearstream Banking, societe anonyme (formerly Cedelbank).

            "Comparable Treasury Issue" means, with respect to the Fixed Rate Notes subject to redemption, the United States Treasury security or securities (in the case of a redemption of both the 2010 Notes and the 2014 Notes) selected by the Quotation Agent as having an actual or interpolated maturity or maturities, as the case may be, comparable to the remaining life of the Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining life of the Fixed Rate Notes to be redeemed.

            "Comparable Treasury Price" means, with respect to any Redemption Date for Fixed Rate Notes, the average of five Reference Treasury Dealer Quotations for each series or partial series of Fixed Rate Notes subject to redemption on such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for each series of Fixed Rate Notes subject to redemption, or, if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations for each series of Fixed Rate Notes subject to redemption, the average of all such quotations.

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                                                               EXECUTION VERSION

            "Debt Securities" has the meaning specified in the first recital hereof.

            "Depositary" means, with respect to the Notes issuable in whole or in part in global form, DTC and any nominee thereof, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter "Depositary" shall mean or include such successor and any nominee thereof.

            "DTC" means The Depository Trust Company.

            "Euroclear" means the Euroclear System.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fixed Rate Notes" means the 2010 Notes and the 2014 Notes, collectively.

            "Floating Rate Notes" has the meaning specified in the recitals hereto.

            "Floating Rate Maturity Date" is December 14, 2007.

            "Floating Rate Principal Payment Date" has the meaning specified in
Section 204 hereof.

            "Global Note" means a Note issued in global form and deposited with or on behalf of the Depositary.

            "Holder" and "Noteholder," in the case of any Note, means the Person in whose name such Note is registered in the Debt Security Register.

            "Institutional Accredited Investor" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) and (7) under the Securities Act.

            "Interest Determination Date," in respect of the Floating Rate Notes, means the date that is two London Banking Days prior to the applicable Interest Reset Date.

            "Interest Payment Date," in respect of any Note, has the meaning assigned to it in such Note.

            "Interest Period," in respect of the Floating Rate Notes, means the period commencing on an Interest Payment Date to but excluding the next following Interest Payment Date and, in the case of the last such Interest Period, from and including the Interest Reset Date immediately preceding the Floating Rate Maturity Date or Floating Rate Principal Payment Date, as the case may be, to but not including the Floating Rate Maturity Date or Floating Rate Principal Payment Date, as the case may be; the initial Interest Period shall commence on the Issue Date and end on March 13, 2005.

            "Interest Reset Date" means the same date as the Interest Payment Date for the Floating Rate Notes.

            "Issue Date" means December 15, 2004.

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                                                               EXECUTION VERSION

            "Issue Price" of any Note means, in connection with the original issuance of such Note, the initial issue price as set forth on the face of the Note.

            "Legend" has the meaning specified in Section 205(c).

            "LIBOR" with respect to an Interest Reset Date, other than for the initial interest rate for the initial Interest Period, will be the offered rate for deposits in U.S. dollars for the three month period which appears on "Telerate Page 3750," or any page as may replace that page on the specified service, at approximately 11:00 a.m., London time, on the Interest Determination Date prior to the applicable Interest Reset Date. If this rate does not appear on the Telerate Page 3750, or any page as may replace that page on the specified service, the Calculation Agent will determine the rate on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market (selected by the Calculation Agent after consulting with the Company) at approximately 11:00 a.m., London time, on the Interest Determination Date prior to the applicable Interest Reset Date to prime banks in the London interbank market for a period of three months commencing on that Interest Reset Date and in principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. In such case, the Calculation Agent will request the principal London office of each of the aforesaid major banks to provide a quotation of such rate. If at least two such quotations are provided, LIBOR for that Interest Reset Date will be the arithmetic average of the quotations. If fewer than two quotations are provided as requested, LIBOR for that Interest Reset Date will be the arithmetic average of the rates quoted by three major banks in New York, New York (selected by the Calculation Agent after consulting with the Company) at approximately 11:00 a.m., New York time, on the Interest Determination Date prior to the applicable Interest Reset Date for loans in U.S. dollars to leading banks for a period of three months commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time; provided that if fewer than three quotations are provided as requested, for the period until the next Interest Reset Date, LIBOR will be the same as the rate determined on the immediately preceding Interest Reset Date.

            "London Banking Day" means any day in which dealings in U.S. dollar deposits are transacted in the London interbank market.

            "Notes" has the meaning specified in the recitals hereof.

            "Purchase Agreement" means the Purchase Agreement dated December 10, 2004, among the Company and the Initial Purchasers (as defined therein).

            "Qualified Institutional Buyer" has the meaning specified in Rule 144A.

            "Quotation Agent" means a Reference Treasury Dealer appointed by the Company.

            "Redemption Date," with respect to any 2010 Note or 2014 Note or portion thereof to be redeemed, means the date fixed for redemption in accordance with the terms of such Notes and Article III of the Original Indenture.

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                                                               EXECUTION VERSION

            "Redemption Price," with respect to any 2010 Note or 2014 Note or portion thereof to be redeemed, means the greater of:

            (a) 100% of the principal amount of the 2010 Notes or 2014 Notes or portion thereof, as applicable, to be redeemed; and

            (b) the sum, as determined by the Quotation Agent, of the present values of the principal amount and the remaining scheduled payments of interest on such 2010 Notes or 2014 Notes, as applicable (and, for avoidance of doubt, calculated separately for each series of Fixed Rate Notes subject to redemption) to be redeemed (exclusive of interest accrued to the Redemption Date), in each case, discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points in the case of the 2010 Notes and 20 basis points in the case of the 2014 Notes, plus, in either case, accrued and unpaid interest thereon to the Redemption
Date.

            "Reference Treasury Dealer" means, with respect to the Fixed Rate Notes subject to redemption, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and Banc of America Securities LLC and their respective successors, and at least one other primary United States Government securities dealer in New York City selected by Wachovia Capital Markets, LLC and two other primary United States Government securities dealers selected by the Company.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

            "Regulation S" means Regulation S under the Securities Act.

            "Regulation S Global Note" means a Global Note in the form of the Notes attached hereto as Exhibits A-1 through A-3, and that is deposited with and registered in the name of the Depositary, representing Notes sold in offshore transactions in reliance on Regulation S under the Securities Act.

            "Resale Restriction Termination Date" means the date that is two years after the later of (i) the Issue Date and (ii) the last date on which the Company or any Affiliate of the Company was the owner of the applicable aggregate principal amount of any series of Notes or any beneficial interest in such Notes.

            "Restricted Note" means a Note required to bear the restrictive Legends set forth on the forms of Note attached as Exhibits A-1 through A-3 to this Supplemental Indenture.

            "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

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                                                               EXECUTION VERSION

            "SEC" means the U.S. Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Supplemental Indenture" means this Seventh Supplemental Indenture.

            "Telerate Page 3750" means the display page so designated on the Telerate Service for the purpose of displaying London interbank offered rates of major banks (or any successor page).

            "Treasury Rate" has the meaning assigned to it in the Fixed Rate Notes.

            "Trustee" has the meaning specified in the first paragraph hereof.

            "US Global Note" means a permanent Global Note in the form of the Notes attached hereto as Exhibits A-1 through A-3, and that is deposited with and registered in the name of the Depositary, representing Notes sold in reliance on Rule 144A under the Securities Act.

            SECTION 102 Section References. Each reference to a particular section set forth in this Supplemental Indenture shall, unless the context otherwise requires, refer to this Supplemental Indenture.

                                    ARTICLE 2

                                    THE NOTES

            SECTION 201 Title of the Notes. The Notes shall be known and designated as the "Floating Rate Notes due 2007," the "4.625% Notes due 2010" and the "5.450% Notes due 2014" of the Company, respectively.

            SECTION 202 Amount. The aggregate principal amount of Notes that may be authenticated and delivered under this Supplemental Indenture is initially limited to $500,000,000 for the Floating Rate Notes, $1,250,000,000 for the 2010 Notes and $1,250,000,000 for the 2014 Notes, except for Notes authenticated and delivered upon registration of transfer of, or exchange for, or in lieu of, other Notes pursuant to Section 2.07, 2.08, 2.09 or 9.04 of the Indenture, or upon repayment in part of any 2010 Note or 2014 Note pursuant to Article III of the Original Indenture. The Company shall have the ability to reopen any series of the Notes and issue additional Notes of such series or establish different terms of such series.

            SECTION 203 Stated Maturity. The Stated Maturity of the Floating Rate Notes shall be December 14, 2007. The Stated Maturity on the 2010 Notes shall be January 15, 2010. The Stated Maturity on the 2014 Notes shall be December 15, 2014.

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                                                               EXECUTION VERSION

            SECTION 204 Interest.

            (a) The Floating Rate Notes will bear interest at a variable rate. The interest rate for the Floating Rate Notes for a particular Interest Period will be a per annum rate equal to three month LIBOR, as determined on the Interest Determination Date, plus 0.55%, except that the interest rate in effect for the initial Interest Period from the Issue Date to the first Interest Reset Date will be 3.04% per annum. Interest on the Floating Rate Notes will be payable quarterly on March 14, June 14, September 14 and December 14 of each year, beginning on March 14, 2005. The interest rate will be reset on each Interest Reset Date until the principal on the Floating Rate Notes is paid on the Floating Rate Maturity Date or the principal is made available for payment (the "Floating Rate Principal Payment Date"). Promptly upon determination, the Calculation Agent will inform the Company and the Trustee of the interest rate for the next Interest Period. If any Interest Reset Date and Interest Payment Date with respect the Floating Rate Notes would otherwise be a day that is not a Business Day, such Interest Reset Date and Interest Payment Date shall be the next succeeding Business Day and interest shall accrue for the period up to but not including such Interest Reset Date and Interest Payment Date on the next succeeding Business Day. If the Floating Rate Maturity Date or the Floating Rate Principal Payment Date is not a Business Day, then the principal amount of the Floating Rate Notes plus accrued and unpaid interest thereon shall be paid on the next succeeding Business Day and no interest shall accrue from the Floating Rate Maturity Date, the Floating Rate Principal Payment Date or any day thereafter.

            All payments of interest on the Floating Rate Notes will be made to the Persons in whose names the Floating Rate Notes are registered at the close of business on the immediately preceding March 1, June 1, September 1 and December 1, as the case may be, whether or not a Business Day. Interest on the Floating Rate Notes will be calculated on the basis of the actual number of days in an Interest Period and a 360-day year.

            The Calculation Agent will, upon the request of the Holder of any Floating Rate Note, provide the interest rate then in effect. All calculations made by the Calculation Agent in the absence of willful misconduct, bad faith or manifest error shall be conclusive for all purposes and binding on the Company and the Holders of the Floating Rate Notes.

            All percentages resulting from calculation of the interest rate with respect to the Floating Rate Notes will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionth of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) would be rounded to
9.87654% (or .0987654)), and all dollar amounts in or resulting from any such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

            (b) The 2010 Notes shall bear interest at the rate of 4.625% from December 15, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on January 15 and July 15 of each year, beginning on July 15, 2005, to the Persons in whose names such Notes are registered at the close of business on the immediately preceding January 1 or July 1, as the case may be, whether or not a Business Day. Interest on the 2010 Notes will be computed on the basis of a 360-day year of twelve months.

            (c) The 2014 Notes shall bear cash interest at the rate of 5.450% from December 15, 2004 or from the most recent Interest Payment Date to which interest has been

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                                                               EXECUTION VERSION

paid or duly provided for, payable semiannually on June 15 and December 15 of each year, beginning on June 15, 2005, to the Persons in whose names such Notes are registered at the close of business on the immediately preceding June 1 or December 1, as the case may be, whether or not a Business Day. Interest on the 2014 Notes will be computed on the basis of a 360-day year of twelve months.

            SECTION 205 Payments.

            (a) Payments of principal, premium, if any, and interest on the Notes will be made to the Depositary, or its nominee, as the case may be, as the registered owner and holder of the Global Notes representing the Notes. In the event that the Notes are issued in the form of Certificated Notes, payments of principal, premium, if any, and interest thereon will be at the office of the Trustee in The City of New York designated for such purpose, provided that payment of interest, other than interest payable at Stated Maturity or upon redemption, may be made at the option of the Company by check mailed by the Trustee to the address of the Person entitled as shown on the Debt Securities Registrar.

            (b) Except as provided for in Section 204(a) with respect to the Floating Rate Notes, if any Stated Maturity date, Redemption Date or Interest Payment Date, falls on a day that is not a Business Day, the required payment shall be made on the next Business Day, and no interest shall accrue on the amount so payable for the period of such payment date and the next Business Day.

            (c) Payments of principal, premium, if any, and interest on the Notes shall be made in cash or such other coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt.

            SECTION 206 Redemption. The Floating Rate Notes shall not be redeemable prior to their Stated Maturity. Both series of Fixed Rate Notes shall be redeemable, in whole or in part, on one or more Redemption Dates at the applicable Redemption Price.

            SECTION 207 Forms; Denominations. The Notes shall be Registered Securities. The Global Notes representing the Notes shall be in substantially the forms attached hereto as Exhibits A-1 through A-3.

            The Notes are being offered and sold by the Company pursuant to the Purchase Agreement.

            (a) Global Notes. (i) Notes offered and sold in reliance on Rule 144A as provided in the Purchase Agreement shall be issued initially in the form of one or more US Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with the Trustee, as custodian for the Depositary and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The aggregate principal amount of the US Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

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                                                               EXECUTION VERSION

            Notes offered and sold in offshore transactions in reliance on Regulation S as provided in the Purchase Agreement shall be issued initially in the form of one or more Regulation S Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with the Trustee, as custodian for the Depositary, for the accounts of Euroclear and Clearstream and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

            Each Global Note shall represent such of the Outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of Outstanding Notes from time to time endorsed thereon and, with respect to the Fixed Rate Notes, that the aggregate principal amount of Outstanding Notes represented thereby may from time to time be reduced to reflect exchanges or redemptions.

            Any adjustment of the aggregate principal amount of a Global Note representing Fixed Rate Notes to reflect the amount of any decrease in the principal amount of Outstanding Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 209 hereof and shall be made on the records of the Trustee and the Depositary.

            (ii) Book-Entry Provisions. This Section 207(a)(ii) shall apply only to Global Notes.

            The Company shall execute and the Trustee shall, in accordance with this Section 207(a)(ii) and Section 2.02 of the Indenture, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall bear legends substantially to the following effect:

            "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART,

                                                               EXECUTION VERSION

            TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE SEVENTH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF."

            (b) Certificated Notes. Except as otherwise set forth in this Supplemental Indenture, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Certificated Notes. Beneficial interests in a Global Note transferred in accordance with Section 209(a)(ii) to an Institutional Accredited Investor who is not a Qualified Institutional Buyer and beneficial interests in a Global Note transferred to the beneficial holders thereof pursuant to Section 209(e) will be issued in certificated, registered form without interest coupons.

            (c) Restrictive Legends. Until the Resale Restriction Termination Date, all Global Notes and all Certificated Notes with respect to any series of the Notes shall bear a legend (the "Legend") in substantially the following form, unless such Notes have been sold pursuant to a registration statement that has been declared effective under the Securities Act:

            "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
            (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

                                                               EXECUTION VERSION

            SECTION 208 Transfer and Exchange. (a) Notwithstanding any provision to the contrary herein, so long as a Global Note remains Outstanding and is held by or on behalf of the Depositary, transfers of a Global Note, in whole or in part, shall be made only in accordance with Section 209 and this
Section 208(a).

            (b) Transfers of a Global Note shall be limited to transfers of such Global Note in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

            (c) If Notes are issued upon the transfer, exchange or replacement of Notes subject to restrictions on transfer and bearing the Legend, or if a request is made to remove the Legend on a Note, the Notes so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act, that such Notes are not "restricted" within the meaning of Rule 144 under the Securities Act or that any such exchange or replacement Notes have been issued in a registered transaction under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and the Registrar of the sale or exchange of such Notes pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Note that does not bear the Legend. If the Legend is removed from the face of a Note and the Note is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

            The Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including transfers between or among the Depositary's participants or beneficial owners of interest in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

            SECTION 209 Global Notes. (a) Notwithstanding any other provisions of this Supplemental Indenture or the Notes, (A) transfers of a Global Note, in whole or in part, shall be made only in accordance with Section
2.07 of the Indenture and Sections 208 and 209(a)(i), (B) transfer of a beneficial interest in a Global Note for a Certificated Note shall comply with
Section 2.07 of the Indenture and Section 209(a)(ii) below, and (C) transfers of a Certificated Note shall comply with Section 2.07 of the Indenture and Section 209(a)(iii) and (iv) below.

            (i) Transfer of Global Note. A Global Note may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this clause (i) shall not prohibit any transfer of a Note that is issued in exchange for a Global Note but is not itself a Global Note. No transfer of a Note to any Person shall be effective under the

                                                               EXECUTION VERSION

      Indenture or the Notes unless and until such Note has been registered in the name of such Person. Nothing in this Section 209(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 209(a).

            (ii) Restrictions on Transfer of a Beneficial Interest in a Global Note for a Certificated Note. A beneficial interest in a Global Note may not be exchanged for a Certificated Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a request for transfer of a beneficial interest in a Global Note in accordance with Applicable Procedures for a Certificated Note in the form satisfactory to the Trustee, together with:

                  (a) so long as the Notes are Restricted Securities,
            certification, in the form set forth in Exhibit B-1, and, if requested by the Company or the Registrar, certification in the form set forth in Exhibit B-2, that such beneficial interest in the Global Note is being transferred to an Institutional Accredited Investor;

                  (b) written instructions to the Trustee to make, or direct the
            Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect a decrease in the aggregate Principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

                  (c) if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to compliance with the restrictions set forth in the Legend,

      then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate Principal amount of Notes represented by the Global Note to be decreased by the aggregate Principal amount of the Certificated Note to be issued, shall issue such Certificated Note and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the Principal amount of the Certificated Note so issued.

            (iii) Transfer and Exchange of Certificated Notes. When Certificated Notes are presented to the Registrar with a request:

                  (x) to register the transfer of such Certificated Notes; or

                  (y) to exchange such Certificated Notes for an equal Principal amount of Certificated Notes of other authorized denominations,

      the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Notes surrendered for transfer or exchange:

                                                               EXECUTION VERSION

                  (a) shall be duly endorsed or accompanied by a written
            instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (b) so long as such Notes are Restricted Notes, such Notes are being transferred or exchanged pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                        (A) if such Certificated Notes are being delivered to
                  the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                        (B) if such Certificated Notes are being transferred to
                  the Company, a certification to that effect; or

                        (C) if such Certificated Notes are being transferred
                  pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibit B-1 and B-2, if applicable) and (ii) if the Company or Registrar so requests, an Opinion of Counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Legend.

            (iv) Restrictions on Transfer of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below.

      Upon receipt by the Trustee of a Certificated Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (a) so long as the Notes are Restricted Notes, certification, in the form set forth in Exhibit B-1, that such Certificated Note is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A; and

                  (b) written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate Principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Note and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate Principal amount of Notes represented by the Global Note to be increased by the aggregate Principal amount of the Certificated Note to be exchanged, and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so cancelled. If no Global Notes are then

                                                               EXECUTION VERSION

      outstanding, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

            (b) Subject to the succeeding paragraph, every Note shall be subject to the restrictions on transfer provided in the Legend including the delivery of an Opinion of Counsel, if so provided. Whenever any Restricted Note is presented or surrendered for registration of transfer or for exchange for a Note registered in a name other than that of the Holder, such Note must be accompanied by a certificate in substantially the form set forth in Exhibit B-1, dated the date of such surrender and signed by the Holder of such Note, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Note not so accompanied by a properly completed certificate.

            (c) The restrictions imposed by the Legend upon the transferability of any Note shall cease and terminate when such Note has been sold or exchanged pursuant to an effective registration statement under the Securities Act or may be transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Note as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Note for exchange to the Registrar in accordance with the provisions of this Section 209 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an Opinion of Counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company, the Trustee and the Registrar and in form acceptable to the Company, to the effect that the transfer of such Note has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Note, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Notes under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned Opinion of Counsel.

            (d) As used in the preceding two paragraphs of this Section 209, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Note.

            (e) The provisions of clauses (i), (ii), (iii), (iv), and (v) below shall apply only to Global Notes:

            (i) Notwithstanding any other provisions of the Indenture or the Notes, except as provided in Section 209(a)(ii), a Global Note shall not be exchanged in whole or in part for a Note registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Note may be exchanged for Notes registered in the names of any Person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as depositary for such Global Note or the Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or
      (ii) an Event of Default has occurred and is continuing with

                                                               EXECUTION VERSION

      respect to the Notes. Any Global Note exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Note exchanged pursuant to clause (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. In the event that Certificated Notes are issued in respect of beneficial interests in a Regulation S Global Note at any time prior to one year after the date of this Supplemental Indenture (other than in a transaction subject to Rule
      144A), the Company shall as promptly as practicable, institute procedures, including appropriate certifications, reasonably designed to ensure that any transfer of such Certificated Notes prior to the end of such one year is made only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from such registration.

            (ii) Notes issued in exchange for a Global Note or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, the Principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Note issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

            (iii) Subject to the provisions of clause (v) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

            (iv) In the event of the occurrence of any of the events specified in clause (i) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Notes.

            (v) Neither any members of, or participants in, the Depositary (collectively, the "Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under the Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, or under any such Global Note, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent

                                                               EXECUTION VERSION

      Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Note.

                                    ARTICLE 3

                             REPORTS BY THE COMPANY

            So long as any of the Debt Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to Sections 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each Holder of Notes and to each prospective purchaser (as designated by such Holder) of Notes, upon the request of such Holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act.

                                    ARTICLE 4

                            MISCELLANEOUS PROVISIONS

            The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

            The provisions of Article XI of the Original Indenture relating to defeasance shall apply to the Notes.

            Except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

            This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

            This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Parties have executed this Seventh Supplemental Indenture by their duly authorized signatories as of the date first above written.

                                       COX COMMUNICATIONS, INC.

                                       By: /s/ Susan W. Coker
                                           -----------------------------------
                                           Name:  Susan W. Coker
                                           Title: Vice President and Treasurer

                                                               EXECUTION VERSION

                                       THE BANK OF NEW YORK TRUST
                                       COMPANY, N.A., as Trustee

                                       By: /s/ Karen Z. Kelly
                                           -------------------------------------
                                           Name: Karen Z. Kelly
                                           Title: Assistant Vice President

                                                               EXECUTION VERSION

                                   EXHIBIT A-1

                           [FORM OF FACE OF SECURITY]

                          [TRANSFER RESTRICTED LEGEND]

[THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR
(5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
(B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.]

                              [GLOBAL NOTES LEGEND]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE SEVENTH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                                                               EXECUTION VERSION

No. R-                                                          PRINCIPAL AMOUNT
CUSIP No.                                                       $

                            COX COMMUNICATIONS, INC.

                          Floating Rate Notes due 2007

            COX COMMUNICATIONS, INC., a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or
registered assigns, the principal sum of [     ] ($[   ]) on December 14, 2007
(the "Maturity Date"), and to pay interest thereon from December 15, 2004, payable quarterly on March 14, June 14, September 14 and December 14 in each year (each, an "Interest Payment Date"), commencing March 14, 2005, for each Interest Period until the principal hereof is paid or duly made available for payment. The interest rate for a particular Interest Period will be a per annum rate equal to three month LIBOR, as determined on the applicable Interest Determination Date, plus 0.55%, except that the interest rate in effect for the initial Interest Period from the Issue Date to the first Interest Reset Date will be 3.04% per annum. The interest rate will be calculated by the Calculation Agent quarterly on the Interest Determination Date prior to each applicable Interest Payment Date and will be reset quarterly on the Interest Reset Date. Interest shall be calculated on the basis of actual number of days in an Interest Period and a 360-day year.

            If any Interest Reset Date and Interest Payment Date with respect the Floating Rate Notes would otherwise be a day that is not a Business Day, such Interest Reset Date and Interest Payment Date shall be the next succeeding Business Day and interest shall accrue for the period up to but not including such Interest Reset Date and Interest Payment Date on the next succeeding Business Day. If the Floating Rate Maturity Date or the Floating Rate Principal Payment Date is not a Business Day, then the principal amount of the Floating Rate Notes plus accrued and unpaid interest thereon shall be paid on the next succeeding Business Day and no interest shall accrue from the Floating Rate Maturity Date, the Floating Rate Principal Payment Date or any day thereafter.

            The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be March 1, June 1, September 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days before the payment date) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all

                                                               EXECUTION VERSION

as more fully provided in such Indenture. Payments of principal, premium, if any, and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder (as defined below) hereof.

            This Note is one of the duly authorized series of Debt Securities of the Company, designated as the Company's "Floating Rate Notes due 2007" (the "Notes"), initially limited to an aggregate principal amount of $500,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June 27, 1995, as amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), duly executed and delivered by the Company to The Bank of New York Trust Company, N.A., as trustee (hereinafter referred to as the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes).

            "LIBOR" with respect to an Interest Reset Date, other than for the initial interest rate for the initial Interest Period, will be determined by the Calculation Agent as follows:

            (i) LIBOR will be the offered rate for deposits in U.S. dollars for the three month period which appears on "Telerate Page 3750," or any page as may replace that page on the specified service, at approximately 11:00 a.m., London time, on the Interest Determination Date prior to the applicable Interest Reset Date.

            (ii) If this rate does not appear on the Telerate Page 3750, or any page as may replace that page on the specified service, the Calculation Agent will determine the rate on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market (selected by the Calculation Agent after consulting with the Company) at approximately 11:00 a.m., London time, on the Interest Determination Date prior to the applicable Interest Reset Date to prime banks in the London interbank market for a period of three months commencing on that Interest Reset Date and in principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. In such case, the Calculation Agent will request the principal London office of each of the aforesaid major banks to provide a quotation of such rate. If at least two such quotations are provided, LIBOR for that Interest Reset Date will be the arithmetic average of the quotations. If fewer than two quotations are provided as requested, LIBOR for that Interest Reset Date will be the arithmetic average of the rates quoted by three major banks in New York, New York (selected by the Calculation Agent after consulting with the Company) at approximately 11:00 a.m., New York time, on the Interest Determination Date prior to the applicable Interest Reset Date for loans in U.S. dollars to leading banks for a period of three months commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time; provided that if fewer than three quotations are provided as requested, for the period until the next Interest Reset Date, LIBOR will be the same as the rate determined on the immediately preceding Interest Reset Date.

                                                               EXECUTION VERSION

            The interest rate in effect for the initial Interest Period starting on the Issue Date will be 3.04%.

            A "London Banking Day" is any day in which dealings in U.S. dollar deposits are transacted in the London interbank market.

            "Telerate Page 3750" means the display page so designated on the Telerate Service for the purpose of displaying London interbank offered rates of major banks (or any successor page).

            All percentages resulting from calculation of the interest rate with respect to the Notes will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionth of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or ..0987655) and 9.876544% (or .09876544) would be rounded to 9.87654% (or
..0987654)), and all dollar amounts in or resulting from any such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

            This Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

            In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            Subject to certain exceptions set forth in the Indenture, (i) the Indenture may be amended with respect to the Notes with the consent of the Holders of at least a majority in principal amount outstanding of the Notes and
(ii) any default or noncompliance with any provisions applicable to the Notes may be waived with the consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes to cure any ambiguity, defect or inconsistency, or to provide for the assumption by a successor corporation of the obligations of the Company under the Indenture, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to add additional covenants or surrender any right or power conferred on the Company, or to establish the form or terms of the Notes of any series, or to appoint a successor Trustee or provide for administration of the trust by more than one Trustee, or to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of the Notes or to add any additional event of default, or to modify the provisions of the Indenture as shall be necessary to facilitate the defeasance and discharge of the Notes as shall not adversely affect any Holders, or to secure the Notes, or to make provisions respect to exchange rights of Holders, or to make any change that does not adversely affect the rights of any Holder.

            Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or Government Obligations for the payment of principal, premium, if any, and interest on the Notes to the Maturity Date.

                                                               EXECUTION VERSION

            If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

            No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

            This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

            Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the Person in whose name a Note is registered as the absolute owner thereof for all purposes.

            Pursuant to a recommendation promulgated by the Committee on Uniform
Note Identification Procedures, the Company has caused a CUSIP number to be printed on this Note and has directed the Trustee to use the CUSIP number as a convenience to Holders. No representation is made as to the correctness of such numbers and reliance may be placed only on the other identification numbers printed on this Note.

            Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  [Remainder of Page Intentionally Left Blank]

                                                               EXECUTION VERSION

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

            Date: December  , 2004

                                       COX COMMUNICATIONS, INC.

                                       By: _____________________________________
                                       Name:  Susan W. Coker
                                       Title: Vice President and Treasurer

                                       By: _____________________________________
                                       Name:  Jimmy W. Hayes
                                       Title: Executive Vice President,
                                              Finance and Chief Financial
                                              Officer

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
      as Trustee

By: _____________________________________
            Authorized Signatory

Dated: December  , 2004

                                                               EXECUTION VERSION

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s) assign(s) and transfer(s) unto ______________________________________________________________________
Please insert social security number or other identifying number of assignee:
___________________________________

Please print or type name and address (including zip code) of assignee:

___________________________________
___________________________________
___________________________________
___________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________ attorney to transfer said Note of Cox
Communications, Inc. on the books of Cox Communications, Inc. with full power of substitution in the premises.

___________________________________
Dated:_____________________________

      NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever. The Signature must be guaranteed by an "eligible guarantor institution meeting the requirements of the Registrar, which requirements include memberships or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

                                                               EXECUTION VERSION

                                   EXHIBIT A-2

                           [FORM OF FACE OF SECURITY]

                          [TRANSFER RESTRICTED LEGEND]

[THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR
(5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
(B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.]

                              [GLOBAL NOTES LEGEND]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE SEVENTH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                                                               EXECUTION VERSION

No. R-                                                          PRINCIPAL AMOUNT
CUSIP No.                                                       $

                            COX COMMUNICATIONS, INC.

                              4.625% Notes due 2010

            COX COMMUNICATIONS, INC., a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or
registered assigns, the principal sum of [      ] ($     ) on January 15, 2010
(the "Maturity Date"), unless previously redeemed, and to pay interest thereon from December 15, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on January 15 and July 15 in each year (each, an "Interest Payment Date"), commencing July 15, 2005, at the rate of 4.625% per annum, until the principal hereof is paid or duly made availably for payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be January 1 or July 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days before the payment date) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in such Indenture. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to such next Business Day. Payments of principal, premium, if any, and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder (as defined below) hereof.

            This Note is one of the duly authorized series of Debt Securities of the Company, designated as the Company's "4.625% Notes due 2010" (the "Notes"), initially limited to an aggregate principal amount of $1,250,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June 27, 1995 (the "Original Indenture"), as supplemented by the Seventh Supplemental Indenture dated December 15, 2004 (the "Seventh Supplemental Indenture", and together with the Original Indenture, the "Indenture"), duly executed and delivered by the Company to The Bank of New York Trust Company, N.A, as trustee (hereinafter referred to as

                                                               EXECUTION VERSION

the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes).

            This Note will be redeemable at the option of the Company, in whole at any time or in part from time to time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum, as determined by the Quotation Agent, of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed (exclusive of interest accrued to the Redemption Date), in each case, discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, plus accrued interest thereon to the Redemption Date.

            "Comparable Treasury Issue" means, with respect to the Notes subject to redemption, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining life of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining life of the Notes to be redeemed.

            "Comparable Treasury Price" means, with respect to any Redemption Date, the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or, if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Quotation Agent" means a Reference Treasury Dealer appointed by the Company.

            "Reference Treasury Dealer" means, with respect to the Notes subject to redemption, Citigroup Global Markets Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, and their respective successors, and, at least one other primary United States Government securities dealer in New York City selected by Wachovia Capital Markets LLC and two other primary United States Government securities dealers in The City of New York (each, a "Primary Treasury Dealer") selected by the Company. If Banc of America Securities LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or J.P. Morgan Securities Inc. shall cease to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

                                                               EXECUTION VERSION

            "Treasury Rate" means, with respect to any Redemption Date applicable to the Notes, the rate per annum equal to the semiannual yield to maturity or interpolated (on a day-count basis) of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

            This Note is not subject to any sinking fund.

            Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holder hereof at its registered address. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the principal amount of this Note called for redemption.

            If money sufficient to pay the Redemption Price with respect to and accrued interest on the principal amount of this Note to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and certain other conditions are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

            Except as provided above, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

            In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            Subject to certain exceptions set forth in the Indenture, (i) the Indenture may be amended with respect to the Notes with the consent of the Holders of at least a majority in principal amount outstanding of the Notes and
(ii) any default or noncompliance with any provisions applicable to the Notes may be waived with the consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes to cure any ambiguity, defect or inconsistency, or to provide for the assumption by a successor corporation of the obligations of the Company under the Indenture, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to add additional covenants or surrender any right or power conferred on the Company, or to establish the form or terms of the Notes of any series, or to appoint a successor Trustee or provide for administration of the trust by more than one Trustee, or to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of the Notes or to add any additional event of default, or to modify the provisions of the Indenture as shall be necessary to facilitate the defeasance and discharge of the Notes as shall not adversely affect any Holders, or to secure the Notes, or to make provisions respect to exchange rights of Holders, or to make any change that does not adversely affect the rights of any Holder.

                                                               EXECUTION VERSION

            Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or Government Obligations for the payment of principal, premium, if any, and interest on the Notes to the Maturity Date.

            If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

            No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

            This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

            Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the Person in whose name a Note is registered as the absolute owner thereof for all purposes.

            Pursuant to a recommendation promulgated by the Committee on Uniform
Note Identification Procedures, the Company has caused a CUSIP number to be printed on this Note and has directed the Trustee to use the CUSIP number as a convenience to Holders. No representation is made as to the correctness of such numbers and reliance may be placed only on the other identification numbers printed on this Note.

            Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  [Remainder of Page Intentionally Left Blank]

                                                               EXECUTION VERSION

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

            Date: December  , 2004

                                       COX COMMUNICATIONS, INC.

                                       By: _____________________________________
                                       Name:  Susan W. Coker
                                       Title: Vice President and Treasurer

                                       By: _____________________________________
                                       Name:  Jimmy W. Hayes
                                       Title: Executive Vice President,
                                              Finance and Chief Financial
                                              Officer

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
      as Trustee

By: _______________________________
         Authorized Signatory

Dated: December  , 2004

                                                               EXECUTION VERSION

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s) assign(s) and transfer(s) unto ______________________________________________________________________
Please insert social security number or other identifying number of assignee:
___________________________________

Please print or type name and address (including zip code) of assignee:

___________________________________
___________________________________
___________________________________
___________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________ attorney to transfer said Note of Cox
Communications, Inc. on the books of Cox Communications, Inc. with full power of substitution in the premises.

___________________________________
Dated:_____________________________

      NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever. The Signature must be guaranteed by an "eligible guarantor institution meeting the requirements of the Registrar, which requirements include memberships or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

                                                               EXECUTION VERSION

                                   EXHIBIT A-3

                           [FORM OF FACE OF SECURITY]

                          [TRANSFER RESTRICTED LEGEND]

[THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR
(5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
(B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.]

                              [GLOBAL NOTES LEGEND]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE SEVENTH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                                                               EXECUTION VERSION

No. R-                                                          PRINCIPAL AMOUNT
CUSIP No.                                                       $

                            COX COMMUNICATIONS, INC.

                              5.450% Notes due 2014

            COX COMMUNICATIONS, INC., a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or
registered assigns, the principal sum of [      ] ($[   ]) on December 15, 2014
(the "Maturity Date"), unless previously redeemed, and to pay interest thereon from December 15, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on June 15 and December 15 in each year (each, an "Interest Payment Date"), commencing June 15, 2005, at the rate of 5.450% per annum, until the principal hereof is paid or duly made availably for payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days before the payment date) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in such Indenture. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to such next Business Day. Payments of principal, premium, if any, and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder (as defined below) hereof.

            This Note is one of the duly authorized series of Debt Securities of the Company, designated as the Company's "5.450% Notes due 2014" (the "Notes"), initially limited to an aggregate principal amount of $1,250,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June 27, 1995 (the "Original Indenture"), as supplemented by the Seventh Supplemental Indenture dated December 15, 2004 (the "Seventh Supplemental Indenture," and together with the Original Indenture, the "Indenture"), duly executed and delivered by the Company to The Bank of New York Trust Company, N.A, as trustee (hereinafter referred to as

                                                               EXECUTION VERSION

the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes).

            This Note will be redeemable at the option of the Company, in whole at any time or in part from time to time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum, as determined by the Quotation Agent, of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed (exclusive of interest accrued to the Redemption Date), in each case discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, plus accrued interest thereon to the Redemption Date.

            "Comparable Treasury Issue" means, with respect to the Notes subject to redemption, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining life of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining life of the Notes to be redeemed.

            "Comparable Treasury Price" means, with respect to any Redemption Date, the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or, if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

            "Reference Treasury Dealer" means, with respect to the Notes subject to redemption, Citigroup Global Markets Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, and their respective successors, and, at least one other primary United States Government securities dealer in New York City selected by Wachovia Capital Markets LLC and two other primary United States Government securities dealers in The City of New York (each, a "Primary Treasury Dealer") selected by the Company. If Banc of America Securities LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or J.P. Morgan Securities Inc. shall cease to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

                                                               EXECUTION VERSION

            "Treasury Rate" means, with respect to any Redemption Date applicable to the Notes, the rate per annum equal to the semiannual yield to maturity or interpolated (on a day-count basis) of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

            This Note is not subject to any sinking fund.

            Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holder hereof at its registered address. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the principal amount of this Note called for redemption.

            If money sufficient to pay the Redemption Price with respect to and accrued interest on the principal amount of this Note to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and certain other conditions are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

            Except as provided above, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

            In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            Subject to certain exceptions set forth in the Indenture, (i) the Indenture may be amended with respect to the Notes with the consent of the Holders of at least a majority in principal amount outstanding of the Notes and
(ii) any default or noncompliance with any provisions applicable to the Notes may be waived with the consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes to cure any ambiguity, defect or inconsistency, or to provide for the assumption by a successor corporation of the obligations of the Company under the Indenture, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to add additional covenants or surrender any right or power conferred on the Company, or to establish the form or terms of the Notes of any series, or to appoint a successor Trustee or provide for administration of the trust by more than one Trustee, or to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of the Notes or to add any additional event of default, or to modify the provisions of the Indenture as shall be necessary to facilitate the defeasance and discharge of the Notes as shall not adversely affect any Holders, or to secure the Notes, or to make provisions respect to exchange rights of Holders, or to make any change that does not adversely affect the rights of any Holder.

                                                               EXECUTION VERSION

            Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or Government Obligations for the payment of principal, premium, if any, and interest on the Notes to the Maturity Date.

            If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

            No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

            This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

            Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the Person in whose name a Note is registered as the absolute owner thereof for all purposes.

            Pursuant to a recommendation promulgated by the Committee on Uniform
Note Identification Procedures, the Company has caused a CUSIP number to be printed on this Note and has directed the Trustee to use the CUSIP number as a convenience to Holders. No representation is made as to the correctness of such numbers and reliance may be placed only on the other identification numbers printed on this Note.

            Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  [Remainder of Page Intentionally Left Blank]

                                                               EXECUTION VERSION

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

            Date: December  , 2004

                                       COX COMMUNICATIONS, INC.

                                       By: _____________________________________
                                       Name:  Susan W. Coker
                                       Title: Vice President and Treasurer

                                       By: _____________________________________
                                       Name:  Jimmy W. Hayes
                                       Title: Executive Vice President,
                                              Finance and Chief Financial
                                              Officer

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
      as Trustee

By: _____________________________________
           Authorized Signatory

Dated: December  , 2004

                                                               EXECUTION VERSION

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s) assign(s) and transfer(s) unto ______________________________________________________________________
Please insert social security number or other identifying number of assignee:
___________________________________

Please print or type name and address (including zip code) of assignee:

___________________________________
___________________________________
___________________________________
___________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________ attorney to transfer said Note of Cox
Communications, Inc. on the books of Cox Communications, Inc. with full power of substitution in the premises.

___________________________________
Dated:_____________________________

      NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever. The Signature must be guaranteed by an "eligible guarantor institution meeting the requirements of the Registrar, which requirements include memberships or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

                                                               EXECUTION VERSION

                                   EXHIBIT B-1
                              TRANSFER CERTIFICATE

      In connection with any transfer of any of the Notes within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Note hereby certifies with respect to $____________ Principal amount of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Notes") for registration of transfer, or for exchange where the securities deliverable upon such exchange are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Notes for the reason checked below:

            A transfer of the Surrendered Notes is made to the Company or any subsidiaries; or

            The transfer of the Surrendered Notes complies with Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act"); or

            The transfer of the Surrendered Notes is to an institutional accredited investor, as described in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act; or

            The transfer of the Surrendered Notes is pursuant to an effective registration statement under the Securities Act, or

            The transfer of the Surrendered Notes is pursuant to an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act; or

            The transfer of the Surrendered Notes is pursuant to another available exemption from the registration requirement of the Securities Act.

and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Notes are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

            The transferee is an Affiliate of the Company.

DATE: _________________________        _________________________________________
                                                      Signature(s)

            (If the registered owner is a corporation, partnership or
             fiduciary, the title of the Person signing on behalf of
                     such registered owner must be stated.)

                                      B-1-1

                                   EXHIBIT B-2

             FORM OF LETTER TO BE DELIVERED BY ACCREDITED INVESTORS

Cox Communications, Inc.
1400 Lake Hearn Drive, NE
Atlanta, Georgia 30319

Attention: Treasurer

The Bank of New York Trust Company, N.A., as Registrar
101 Barclay Street
New York, New York 10286

Attention: Corporate Trust Office

Dear Sirs:

      We are delivering this letter in connection with the proposed transfer of $_____________ principal amount of the ______________ Notes due 20__ (the
"Notes") of Cox Communications, Inc. (the "Company").

      We hereby confirm that:

            (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an "Institutional Accredited Investor");

            (ii) the purchase of Notes by us is for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

            (iii) we will acquire Notes having a minimum principal amount of not less than $100,000 for our own account or for any separate account for which we are acting;

            (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Notes; and

            (v) we are not acquiring Notes with a view to distribution thereof or with any present intention of offering or selling Notes, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

      We understand that the Notes were originally offered and sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that we will offer, sell or otherwise transfer such Notes, or any beneficial interest therein, prior to the date which is two years after the later of the date of original issuance of the Notes and the last date on which the Company or an affiliate of the Company was the owner of the Notes or any beneficial interest therein (or any predecessor of the Notes) only:

      (1) to the Company or any subsidiary thereof, or

      (2) for as long as the Notes are eligible for resale pursuant to Rule 144A, to a person we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A, or

      (3) to an Institutional Accredited Investor that is acquiring the Note for its own account, or for the account of such Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or

      (4) pursuant to a registration statement which has been declared effective under the Securities Act, or

      (5) outside the United States to non-U.S. persons in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act, or

      (6) pursuant to another available exemption from registration under the Securities Act, including under Rule 144, if available, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with and subject to the legends set forth on the Notes.

      We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

      THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                       _________________________________________
                                       (Name of Purchaser)

                                       By: _____________________________________
                                           Name:
                                           Title:

                                           Address: